Exhibit 99.1

ALLOS THERAPEUTICS REPORTS
FIRST QUARTER 2005 FINANCIAL RESULTS

Westminster, Colo., May 5, 2005 – Allos Therapeutics, Inc. (NASDAQ: ALTH) today reported financial results for the first quarter of 2005. For the three months ended March 31, 2005, the Company reported a net loss of $5.1 million, or $(0.16) per share. This compares to a net loss of $5.1 million, or $(0.17) per share, for the first quarter of 2004.

Cash, cash equivalents, and investments in marketable securities as of March 31, 2005 were $67.8 million.

Product Portfolio Update:

EFAPROXYN™ (efaproxiral):

•                  The Company continues to initiate investigative sites and enroll patients in its pivotal Phase 3 trial of EFAPROXYN for the treatment of patients with brain metastases from breast cancer.  To date, more than 70 of 125 planned investigative sites have opened for enrollment in North America, Europe and South America.  In addition, patient enrollment commenced during the first quarter in Europe and South America, thus expanding the trial into all three geographic regions.  The Company currently expects to complete enrollment in this trial in the second half of 2006.

•                  The Marketing Authorization Application (MAA) for EFAPROXYN, filed in June 2004, remains under review by the European Medicines Agency (EMEA).  In April 2005, the Company responded to the Agency’s 120-day list of questions generated during review of the MAA.

PDX (pralatrexate):

•                  In January 2005, the Company announced the initiation of patient enrollment in a Phase 1 dose escalation study of PDX with vitamin B12 and folic acid supplementation in patients with Stage IIIB-IV non-small cell lung cancer. The Company currently expects to complete enrollment in this trial in the second half of 2005.

•                  A Phase 1 study of PDX in combination with a taxane is currently underway at Memorial Sloan-Kettering Cancer Center.  This open-label study is designed to determine the optimal dose and toxicity profile of PDX when combined with a taxane.  The Company currently expects to complete patient accrual in this trial in the first half of 2005.

RH1:

•                  In December 2004, the Company reported the status of a Phase 1 dose escalation study of RH1 in patients with advanced solid tumors in conjunction with news of the product’s in-licensing.  The Company currently expects to complete enrollment in this trial in the second half of 2005.

Financial Highlights:

In March 2005, the Company issued and sold an aggregate of 2,352,443 shares of Series A Exchangeable Preferred Stock to Warburg Pincus Private Equity VIII, L.P. and certain other investors at a purchase price of $22.10 per share, for total net proceeds of $48.9 million.  In conjunction with this financing, Stewart Hen and Jonathan Leff, both managing directors of Warburg Pincus, joined the Company’s Board of Directors.

Conference Call

The Company will host a conference call to review its first quarter results on Thursday, May 5, 2005, at 11:00 AM ET. The dial in number for U.S. residents to participate is 877-407-8031. International callers should dial 201-689-8031. Participants should reference the Allos Therapeutics conference call.

Conference Call Replay

An audio replay of the conference call will be available from 2:00 PM ET on Thursday, May 5, 2005, until 11:59 PM ET on Thursday, May 12, 2005. To access the replay, please dial 877-660-6853 (domestic) or 201-612-7415 (international); Replay pass codes (both required for playback): account #: 286; conference ID #: 150227.

Webcast

Allos Therapeutics will hold a live web cast of the conference call.  The webcast will be available from the homepage and the investors/media section of the Company’s web site at www.allos.com and will be archived for 30 days.

About Allos Therapeutics, Inc.

Allos Therapeutics, Inc. (NASDAQ: ALTH) is a biopharmaceutical company focused on developing and commercializing innovative small molecule therapeutics for the treatment of cancer.  Our lead product candidate, EFAPROXYN™ (efaproxiral), is a synthetic small molecule designed to sensitize hypoxic, or oxygen-deprived, tumor tissue during radiation therapy.  EFAPROXYN is currently being evaluated as an adjunct to whole brain radiation therapy in a pivotal Phase 3 trial in women with brain metastases originating from breast cancer.   Our other product candidates are: PDX (pralatrexate), a small molecule chemotherapeutic agent (DHFR inhibitor) currently under investigation as both a single agent and in combination therapy regimens in patients with non-small cell lung cancer and Non-Hodgkin’s lymphoma;  and RH1, a small molecule chemotherapeutic agent bioactivated by the enzyme DT-diaphorase currently under evaluation in patients with advanced solid tumors.  For more information, please visit the company’s web site at: www.allos.com.

Safe Harbor Statement

This press release contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements concerning our projected timelines for initiation of investigative sites and completion of enrollment in our clinical trials, the potential safety and efficacy of EFAPROXYN, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, but their absence does not mean that a particular statement is not forward-looking. Such forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that may cause actual results to differ materially from those anticipated by the forward-looking statements. These risks and uncertainties include, among others: that we may experience difficulties or delays in our clinical trials, whether caused by adverse events, investigative site initiation rates, patient enrollment rates, regulatory issues or other factors; and that clinical trials may not demonstrate the safety and efficacy of our product candidates in their target indications.  Additional information concerning these and other factors that may cause actual results to differ materially from those anticipated in the forward-looking statements is contained in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2004, and in the Company’s other periodic reports and filings with the Securities and Exchange Commission. The Company cautions investors not to place undue reliance on the forward-looking statements contained in this press release. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

# # #

Contact:

Jennifer Neiman

Manager, Corporate Communications

720-540-5227

jneiman@allos.com

(Tables follow)

ALLOS THERAPEUTICS, INC.

CONDENSED STATEMENTS OF OPERATIONS

(in thousands ~ except share and per share information)

(unaudited)

	Three Months Ended March 31,
	2004	2005

Operating expenses:
Research and development	$1,988	$2,348
Clinical manufacturing	783	360
Marketing, general and administrative	2,513	2,193
Restructuring costs	—	380

Total operating expenses	5,284	5,281

Loss from operations	(5,284)	(5,281)
Interest and other income, net	138	209

Net loss	$(5,146)	$(5,072)

Net loss per share: basic and diluted	$(0.17)	$(0.16)
Weighted average common shares: Basic and diluted	31,109,944	31,175,783

ALLOS THERAPEUTICS, INC.

CONDENSED BALANCE SHEETS

(in thousands)

(unaudited)

	December 31, 2004	March 31, 2005

ASSETS
Cash, cash equivalents and investments in marketable securities	$23,848	$67,834
Other assets	1,345	2,664
Property, equipment and leasehold improvements, net	980	905
Total assets	$26,173	$71,403

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$2,310	$3,713
Series A Exchangeable Preferred Stock	—	48,914
Stockholders’ equity	23,863	18,776
Total liabilities and stockholders’ equity	$26,173	$71,403